PROSPECTUS




                                                         JORDAN OPPORTUNITY FUND


                                            THE FUND SEEKS CAPITAL APPRECIATION.





                                                               DECEMBER 16, 2004
                                                   (AS AMENDED JANUARY 24, 2005)





                         THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED
                     OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS
                       PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO
                                             THE CONTRARY IS A CRIMINAL OFFENSE.



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                                                               Table of Contents
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         Risk/Return Summary                                                   2

              Investment Objective                                             2

              Principal Investment Strategies                                  2

              Principal Investment Risks                                       3

              Who May Want to Invest in the Fund                               6

              Portfolio Holdings                                               6

         Performance                                                           7

         Fee Table                                                             9

         Management                                                           10


              The Adviser                                                     10

              The Sub-Adviser                                                 10

              Other Service Providers                                         11

              Fund Expenses                                                   11


         Your Account                                                         12

              How to Contact the Fund                                         12

              General Information                                             12

              Buying Shares                                                   13

              Selling Shares                                                  18

              Exchange Privileges                                             21

              Retirement Accounts                                             22

         Other Information                                                    23

              Distributions                                                   23

              Taxes                                                           23

              Organization                                                    24

         Financial Highlights                                                 25

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

[CALLOUT BOX: CONCEPTS TO UNDERSTAND

EQUITY SECURITY means a security such as a common stock, preferred stock or convertible security that represents an ownership interest in a company.

COMMON STOCK means an ownership interest in a company and usually possesses voting rights and earns dividends.

DEBT SECURITY means a security such as a bond or note that obligates the issuer to pay the security owner a specified sum of money (interest) at set intervals as well as to repay the principal amount of the security at its maturity.

PREFERRED STOCK means a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.]


INVESTMENT OBJECTIVE


Jordan Opportuity Fund (the "Fund") seeks capital appreciation.


PRINCIPAL INVESTMENT STRATEGIES

The Fund invests in companies that the Fund's sub-adviser, Hellman, Jordan Management Co., Inc. ("HJMC" or the "Sub-Adviser") believes are experiencing or will experience earnings growth. The Fund is non-diversified and invests primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size. The Fund is "opportunistic" and may concentrate its investments in securities and industries that the Sub-Adviser believes are poised to experience earnings growth. The Fund may invest up to 25% of its total assets in the securities of foreign issuers. The Fund's holdings of fixed-income securities and cash will vary, but the Fund will not invest more than 35% of its total assets in debt securities, including direct and indirect obligations of the U.S. Government. The Fund may also invest up to 25% of its assets in U.S. debt securities that are not investment grade securities. The Fund also may invest in money market instruments and may purchase put and call options on U.S. traded stocks, currencies or security indices, sell options purchased and write "covered" call options.

THE INVESTMENT PROCESS - PURCHASING PORTFOLIO SECURITIES
The Fund's adviser, Windowpane Advisors, L.L.C. (the "Adviser"), and Sub-Adviser believe investing in companies that are likely to grow more rapidly than the general economy can be an effective method of investing. HJMC's strategy begins by identifying the industry groups or sectors that it believes will respond to emerging economic trends. They seek to identify companies within those sectors that exhibit strong earnings growth with compelling relative value and strong technical patterns.

THE INVESTMENT PROCESS - SELLING PORTFOLIO SECURITIES
The Sub-Adviser, subject to the Adviser's oversight, monitors the companies in the Fund's portfolio to determine if there have been any fundamental changes in the companies.

The Sub-Adviser may sell a stock if:

     o It subsequently fails to meet the Sub-Adviser's initial investment criteria.

     o A more attractively priced company is found or if funds are needed for other purposes.

[CALLOUT BOX:

CONVERTIBLE SECURITY means debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company's capital structure but are usually subordinate to comparable nonconvertible securities.

MARKET CAPITALIZATION means the value of a company's common stock in the stock market.

U.S. GOVERNMENT SECURITIES means debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.]

     o It becomes overvalued relative to the long-term expectation for the stock price.

     o    Views change of the individual holdings as well as the general market.

Defensive strategies will be implemented if the Sub-Adviser believes the investment environment to be unrewarding. A decision to become defensive will consider many factors including, but not limited to:

     o    Valuation;

     o    Recent returns;

     o    Inflation of expectations;

     o    Changes in interest rates; and

     o    Market breadth.

TEMPORARY DEFENSIVE POSITION. In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position by reducing investments in equities and/or increasing investments in short-term fixed income securities. The Fund may also invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. During such times, the Fund may not be pursuing its investment objective.


PRINCIPAL INVESTMENT RISKS

GENERAL RISKS. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is subject to the market and other risks inherent in discretionary securities investments involving stocks, bonds and other securities. The Fund is not a complete investment program and there is no assurance that the Fund will achieve its investment objective. You could lose money on your investment in the Fund or the Fund could underperform other investments. The principal risks of an investment in the Fund include:

     o    The stock market goes down;

     o The stock market does not recognize the value of the stocks in the Fund's portfolio; and

     o The Adviser's or the Sub-Adviser's strategy may fail to produce the intended results.

NON-DIVERSIFIED RISK. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under Federal law. The Fund is permitted to invest a greater percentage of its assets in the securities of a single issuer than a diversified fund. Thus, the Fund may have fewer holdings than other funds. As a result, a decline in the value of those investments would cause the Fund's overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

SMALL AND MEDIUM COMPANY RISK. The Fund may invest in companies without regard to market capitalization, including small- and medium-sized companies. Because investing in small and medium companies may have more risk than investing in larger, more established companies, an investment in the Fund may have the following additional risks:

     o The earnings and prospects of smaller companies are more volatile than those of larger companies;

     o Smaller companies may experience higher failure rates than larger companies;

     o The trading volume of securities of smaller companies is normally lower than that of larger companies, and may disproportionately affect their stock price, and may cause their stock prices to fall more in response to selling pressure than is the case with larger companies; and

     o    Smaller  companies  may  have  limited  markets,   product  lines,  or
          financial resources and may lack management experience.

For these and other reasons, the security prices of smaller capitalization companies may fluctuate more significantly than the security prices of large capitalization companies. The smaller the company, the greater effect these risks may have on that company's operations and performance. As a result, an investment in the Fund may exhibit a higher degree of volatility than the general domestic securities market.

COMPANY RISK. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.

CONCENTRATION RISK. The Fund may invest greater than 25% of its assets in the following sectors: consumer discretionary, consumer staples, energy, financials, health care, industrials, materials, technology and telecommunications services. Concentration of a significant portion of the Fund's assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were diversified among various sectors. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.


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


CREDIT  RISK FOR  NON-INVESTMENT  GRADE  SECURITIES.  Non-investment  grade debt securities  (commonly  known  as  "junk  bonds")  have  significant  speculative characteristics and generally involve greater volatility of price than investment grade securities.

DEBT SECURITIES RISK. The Fund may invest a portion of its assets in debt securities, which are subject to interest rate and credit risk. The values of most debt securities fall when interest rates rise; the longer a debt security's maturity and the lower its credit quality, the more its value typically falls in response to an increase in interest rates. The financial condition of an issuer of a security held by the Fund may cause it to default on interest or principal payments due on a security. This risk generally increases as security credit ratings fall. Holders of U.S. Government Securities not backed by the full faith and credit of the United States must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. No assurance can be given that the U.S. Government would provide support if it were not obligated to do so by law. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

DERIVATIVE RISK. The Fund may make substantial use of derivatives and employ specialized trading techniques such as options to increase its exposure to certain selected securities. The Fund employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines.

PORTFOLIO TURNOVER RISK. The Fund will have a high turnover rate, given the inherent volatility of concentrated positions, and the historical volatility of growth stocks. A higher portfolio turnover may enhance returns by capturing and holding portfolio gains. However, it also may result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance. The Fund's portfolio turnover is expected to exceed 200%.

RISKS OF FOREIGN SECURITIES. Because the Fund invests in foreign securities, an investment in the Fund may have the following additional risks:

     o Foreign securities may be subject to greater fluctuations in price than securities of U.S. companies because foreign markets may be smaller and less liquid than U.S. markets;

     o Changes in foreign tax laws, exchange controls, investment regulations and policies on nationalization and expropriation as well as political instability may affect the operations of foreign companies and the value of their securities;

     o Fluctuations in currency exchange rates and currency transfer restitution may adversely affect the value of the Fund's investments in foreign securities, which are denominated or quoted in currencies other than the U.S. dollar;

     o Foreign securities and their issuers are not subject to the same degree of regulation as U.S. issuers regarding information disclosure, insider trading and market manipulation. There may be less publicly available information on foreign companies and foreign companies may not be subject to uniform accounting, auditing, and financial standards as are U.S. companies;

     o Foreign securities registration, custody and settlements may be subject to delays or other operational and administrative problems;

     o Certain foreign brokerage commissions and custody fees may be higher than those in the U.S.; and

     o Dividends payable on the foreign securities contained in the Fund's portfolio may be subject to foreign withholding taxes, thus reducing the income available for distribution to the Fund's shareholders.

WHO MAY WANT TO INVEST IN THE FUND

The Fund may be appropriate for you if you:

     o    Are pursuing a long-term goal with a growth investment strategy;

     o    Are willing to accept price fluctuations in your investment; and

     o    Are  willing  to  tolerate   risks   associated   with  common   stock
          investments.

The Fund may NOT be appropriate for you if you:

     o Want an investment that pursues market trends or focuses only on particular sectors or industries;

     o    Need regular income or stability of principal; or

     o    Are pursuing a short-term goal or investing emergency reserves.

PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Statement of Additional Information (the "SAI").

PERFORMANCE
--------------------------------------------------------------------------------

The following chart illustrates the variability of the Fund's returns. The chart and the table provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.


PERFORMANCE   INFORMATION   REPRESENTS  ONLY  PAST   PERFORMANCE  AND  DOES  NOT
NECESSARILY INDICATE FUTURE RESULTS.


In January 2005, a limited partnership managed by the Sub-Adviser reorganized into the Fund. This limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods prior to January 2005 is that of the limited partnership. The limited partnership's expenses during the periods presented were higher than the Fund's proposed expense ratio. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, would have adversely affected its performance.



[EDGAR PRESENTATION OF GRAPH
1995    42.32%
1996    24.78%
1997    11.73%
1998    14.03%
1999    43.81%
2000    23.19%
2001   -19.69%
2002   -25.10%
2003    42.92%
2004    13.20%]



During the periods shown in the chart, the highest quarterly return was 26.84% (for the quarter ended June 30, 1995) and the lowest quarterly return was -25.52% (for the quarter ended September 30, 2001).

The following table compares the Fund's average annual total return as of December 31, 2004 to the Standard & Poor's Composite 500(R) Index (the "S&P 500 Index").

                                1 YEAR          5 YEARS          10 YEARS
Return  Before  Taxes           13.20%             3.72%            14.60%
S&P 500(R) Index(1)             10.88%            -2.30%            12.07%


(1) The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses.


8
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                                                                       FEE TABLE
--------------------------------------------------------------------------------

The following tables describe the various fees and expenses that you will pay if you invest in the Fund. Shareholder fees are charges you pay when buying, selling or exchanging shares of the Fund. Operating expenses, which include fees of the Adviser, are paid out of the Fund's assets and are factored into the Fund's share price rather than charged directly to shareholder accounts.

SHAREHOLDER FEES
(Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of the offering price)                      None
Maximum Sales Charge (Load) Imposed on
Reinvested Distributions                                               None
Maximum Deferred Sales Charge (Load)                                   None
Redemption Fee(1)                                                      2.00%
Exchange Fee(1)                                                        2.00%


ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from Fund assets)
Management Fees                                                        1.00%
Distribution (12b-1) Fees                                              None
Other Expenses                                                         0.82%
TOTAL ANNUAL FUND OPERATING EXPENSES (2)                               1.82%

(1) Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% fee.
(2) Based on annualized estimated amounts for the Fund's fiscal year ending December 31, 2004.


EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% annual return, that the Fund's total annual fund operating expenses and net expenses remain as stated in the table above and that distributions are reinvested. Although your actual costs may be higher or lower, under these assumptions your costs would be:

--------------------------------------------------------------------------------
                1 YEAR                            3 YEARS
--------------------------------------------------------------------------------
                 $185                               $573
--------------------------------------------------------------------------------


                                                                               9
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--------------------------------------------------------------------------------
MANAGEMENT
--------------------------------------------------------------------------------

The Fund is a series of Forum Funds (the "Trust"), an open-end, management investment company (mutual fund). The business of the Trust and the Fund is managed under the direction of the Board of Trustees (the "Board"). The Board formulates the general policies of the Fund and meets periodically to review the Fund's performance, monitor investment activities and practices, and discuss other matters affecting the Fund. Additional information regarding the Board, as well as the Trust's executive officers, may be found in the SAI.

THE ADVISER

The Fund's Adviser is Windowpane Advisors, L.L.C., a registered investment adviser newly-formed on August 10, 2004. The Adviser is an affiliate of Stolper & Co., Inc. ("SCI"). The Adviser's principals, through SCI, are engaged in the business of analysis of investment managers on behalf of its clients, which include corporate retirement plans, foundations, educational institutions, charitable organizations and individuals. SCI also recommends investment management firms to all categories of clients desirous of employing a registered investment adviser for discretionary portfolio management. The Adviser receives an advisory fee of 1% of the average daily net assets of the Fund.

THE SUB-ADVISER


Subject to the general control of the Fund's Board and the overall supervision and control of the Adviser, HJMC, the Sub-Adviser, makes decisions regarding the investment and reinvestment of Fund assets. The Sub-Adviser, founded in 1978, specializes in asset management for corporate pension plans, endowments, state and local retirement funds, foundations, unions and wealthy individuals. The Sub-Adviser's primary business address is 75 State Street, Suite 2420, Boston, Massachusetts 02109. For advisory services provided to the Fund, the Sub-Adviser receives an advisory fee from the Adviser at an annual rate of 0.50% of the Fund's average daily net assets up to $100 million, plus 0.60% of assets between $100 million and $250 million plus 0.75% of assets over $250 million. As of June 30, 2004, the Sub-Advisor has approximately $380,000,000 of assets under management.


The Portfolio Manager of the Fund is Gerald Reid Jordan. After graduating from Harvard College, Mr. Jordan spent three years as a Position/Block Trader for Salomon Brothers in New York City before attending The Harvard Business School. Upon graduation, he founded and managed Lighthouse Management, L.P., a small investment firm. He joined HJMC in 1996 and for the past six years has served as Senior Portfolio Manager for separately managed accounts.


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


OTHER SERVICE PROVIDERS


Citigroup  Global   Transaction   Services,   through  its  various   affiliates
(collectively,   "Citigroup"),   provides  certain   administration,   portfolio
accounting and transfer agency services to the Fund.

The distributor (principal underwriter) of the Fund acts as the Fund's representative in connection with the offering of Fund Shares. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of the Fund's shares. The distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies.

The Trust has adopted a shareholder servicing plan under which the Trust pays Citigroup a fee at an annual rate of 0.25% of the Fund's average daily net assets for providing shareholder service activities that are not otherwise provided by the transfer agent. Citigroup may pay this fee to various financial institutions that provide shareholder servicing to their customers invested in the Fund.


FUND EXPENSES


The Fund pays for its own expenses. Expenses of the Fund include the Fund's own expenses as well as Trust expenses that are allocated among the Fund and the other funds of the Trust. The Adviser or other service providers may waive all or any portion of their fees and reimburse certain expenses of the Fund. Any fee waiver or expense reimbursement increases investment performance of the Fund for the period during which the waiver or reimbursement is in effect and may not be recouped at a later date.

YOUR ACCOUNT
--------------------------------------------------------------------------------


[CALLOUT BOX: HOW TO CONTACT THE FUND

WRITE TO US AT:
   Jordan Opportunity Fund
   P.O. Box 446
   Portland, Maine 04112

OVERNIGHT ADDRESS:
   Jordan Opportunity Fund
   Two Portland Square
   Portland, Maine 04101

TELEPHONE US AT:
   (800) 441-7013 (toll free)

WIRE INVESTMENTS
(OR ACH PAYMENTS) TO:
   Citibank, N.A.
   New York, New York
   ABA #021000089

   FOR CREDIT TO:

   Forum Shareholder
   Services, LLC

   Account #30576692
   Jordan Opportunity Fund
   (Your Name)
   (Your Account Number)]

GENERAL INFORMATION

You may purchase or sell (redeem) the Fund's shares at the net asset value of a share ("NAV"), minus any applicable redemption fee, next calculated after the transfer agent receives your request in proper form (as described in this Prospectus on pages 13 through 22). For instance, if the transfer agent receives your purchase request in proper form after 4:00 p.m., Eastern Time, your transaction will be priced at the next business day's NAV. The Fund cannot accept orders that request a particular day or price for the transaction or any other special conditions.

The Fund does not issue share certificates.

If you purchase shares directly from the Fund, you will receive quarterly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations.


The Fund reserves the right to waive minimum investment amounts and may temporarily suspend (during unusual market conditions) or discontinue any service or privilege including systematic investments and withdrawals, wire redemption privileges and exchange privileges.

WHEN AND HOW NAV IS DETERMINED The Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the New York Stock Exchange is closed. The time at which the NAV is calculated may change in case of an emergency. The Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting liabilities, and then dividing the result (net assets) by the number of shares outstanding. Since the Fund invests in securities that may trade on foreign securities markets on days other than a Fund business day, the value of the Fund's portfolio may change on days that shareholders will not be able to purchase or redeem Fund shares. The Fund values securities for which market quotations are readily available at current market value. The Fund values securities at fair value pursuant to procedures adopted by the Board if (i) market quotations are insufficient or not readily available or (ii) the Advisor believes that the prices or values available are unreliable due to, among other things, the occurrence of events after the close of the securities markets on which the Fund's securities primarily trade but before the time as of which the Fund calculates its NAV.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees (other than sales charges) charged by that institution may be different than those of the Fund.


Financial institutions may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. These institutions may also provide you with certain shareholder services such as periodic account statements and trade confirmations summarizing your investment activity. Consult a representative of your financial institution for more information.

ANTI-MONEY LAUNDERING PROGRAM Customer identification and verification are part of the Fund's overall obligation to deter money laundering under Federal law. The Trust has adopted an Anti-Money Laundering Program designed to prevent the Fund from being used for money laundering or the financing of terrorist activities. In this regard, the Fund reserves the right, to the extent permitted by law, to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in case of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, at the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

BUYING SHARES


HOW TO MAKE PAYMENTS All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by credit card check, starter check, cash or cash equivalents (for instance, you may not pay by money order, bank draft, cashier's check or traveler's check). The Fund and the Adviser also reserve the right to accept in kind contributions of securities in exchange for shares of the Fund.

     CHECKS For individual, sole proprietorship, joint, Uniform Gift to Minors Act ("UGMA") or Uniform Transfer to Minors Act ("UTMA") accounts, the check must be made payable to "Jordan Opportunity Fund" or to one or more owners of the account and endorsed to "Jordan Opportunity Fund." For all other accounts, the check must be made payable on its face to "Jordan Opportunity Fund." A $20 charge may be imposed on any returned checks.


     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks. Your financial institution may charge you a fee for this service.

     WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS--The Fund accepts investments in the following minimum amounts:

                                                 MINIMUM        MINIMUM
                                                 INITIAL       ADDITIONAL
                                                INVESTMENT     INVESTMENT
Standard Accounts                               $ 10,000         $500
Traditional and Roth IRA Accounts               $  5,000         $500
Accounts with Systematic Investment Plans       $  5,000         $250

ACCOUNT REQUIREMENTS

                        TYPE OF ACCOUNT                                                 REQUIREMENT
  INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS             o   Instructions must be signed by all persons required to
  Individual accounts are owned by one person, as are sole           sign exactly as their names appear on the account
  proprietorship accounts.  Joint accounts have two or more
  owners (tenants)
  GIFTS OR TRANSFERS TO A MINOR                                  o   Depending on state laws, you can set up a custodial
  (UGMA, UTMA)                                                       account under the UGMA or the UTMA
  These custodial accounts provide a way to give money to a      o   The custodian must sign instructions in a manner
  child and obtain tax benefits                                      indicating custodial capacity
  BUSINESS ENTITIES                                              o   Submit a secretary's (or similar) certificate covering
                                                                     incumbency and authority
  TRUSTS                                                         o   The trust must be established before an account can be
                                                                          opened
                                                                 o   Provide the first and signature pages from the trust
                                                                     document identifying the trustees

ACCOUNT APPLICATION AND CUSTOMER IDENTITY VERIFICATION To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, the Fund will ask for your name, address, date of birth, social security number, and other information or documents that will allow us to identify you. If the Fund cannot obtain the required information within a timeframe established in our sole discretion, your application will be rejected. If your application is accepted, the Fund will then attempt to verify your identity using the information you have supplied and other information about you that is available from third parties, including information available in public and private databases such as consumer reports from credit reporting agencies.

The Fund will try to verify your identity within a timeframe established in our sole discretion. If the Fund cannot do so, the Fund reserves the right to redeem your investment at the next NAV calculated after the Fund decides to close your account, but only if your original check clears the bank. If your account is closed, you may be subject to a gain or loss on Fund shares and will be subject to redemption fees and to any related taxes. For additional information please refer to the SAI.


LIMITATIONS ON FREQUENT PURCHASES The Board has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. It is the Fund's policy to discourage short-term trading. Frequent trading in the Fund may interfere with the management of the Fund's portfolio and result in increased costs. As money is moved in and out, the Fund may incur expenses buying and selling portfolio securities and these expenses are borne by Fund shareholders.

Specifically, focus is placed on reviewing substantial redemption transactions which may be harmful to the Fund or its shareholders if they are frequent. These transactions are analyzed for offsetting purchase activity occurring within five business days. If short-term trading trends are detected, an appropriate course of action is taken. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order, including transactions representing excessive trading, transactions that may be disruptive to the management of the Fund's portfolio, and purchase orders not accompanied by payment.

In addition, the sale of the Fund's shares is subject to a redemption fee of 2.00% of the current NAV of shares redeemed for any sale of shares made within 60 days from the date of purchase.

The Fund may refuse to sell shares to persons determined by the Fund to be market timers, even if the above limitations have not been reached.

INVESTMENT PROCEDURES



                    HOW TO OPEN AN ACCOUNT                                       HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                    BY CHECK
o  Call or write us for an account application            o  Fill out an investment slip from a
o  Complete the application (and other                       confirmation or write us a letter
   required documents, if applicable)                     o  Write your account number on your check
o  Mail us your original application (and other           o  Mail us the slip (or your letter) and the
   required documents, if applicable) and a check            check
BY WIRE                                                     BY WIRE
o  Call or write us for an account application            o  Call to notify us of your incoming wire
o  Complete the application (and other                    o  Instruct your financial institution to wire
   required documents, if applicable)                        your money to us
o  Call us to fax the completed application
   (and other required documents, if
   applicable) and we will assign you an
   account number
o  Mail us your original application (and
   other required documents, if applicable)
o  Instruct your financial institution to wire
   your money to us
BY ACH PAYMENT                                              BY SYSTEMATIC INVESTMENT
o  Call or write us for an account application            o  Complete the systematic investment
o  Complete the application (and other                       section of the application
   required documents, if applicable)                     o  Attach a voided check to your application
o  Call us to fax the completed application               o  Mail us your original application and
   (and other required documents, if                         voided check
   applicable) and we will assign you an                  o  We will electronically debit your purchase
   account number                                            proceeds from your selected financial
o  Mail us your original application (and                    institution account
   other required documents, if applicable)
o  We will electronically debit your purchase
   proceeds from your selected financial
   institution account

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in the Fund once or twice a month on specified dates. These payments are taken from your bank account by ACH payment. Systematic investments must be for at least $250.


LIMITATIONS ON PURCHASES The Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, is likely to engage in excessive trading.

CANCELED OR FAILED PAYMENTS The Fund accepts checks and ACH transfers at full value subject to collection. If the Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The Fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.


SELLING SHARES

The Fund processes redemption orders promptly. Under normal circumstances, the Fund will send redemption proceeds to you within a week. If the Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds until such payment is received, which may be up to 15 calendar days.

                      HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
o  Prepare a written request including:
   o  Your name(s) and signature(s)
   o  Your account number
   o  The Fund name
   o  The dollar amount or number of shares you want to sell
   o  How and where to send the redemption proceeds
o  Obtain  a  signature  guarantee  (if  required)  (See  "Signature   Guarantee
   Requirements" on next page)
o  Obtain other documentation (if required)
o  Mail us your request and documentation
BY WIRE
o Wire redemptions are only available if your redemption is for $5,000 or more and you did not decline wire redemption privileges on your account application (See "Wire Redemption Privileges" on next page)
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
o  Mail us your request (See "By Mail")
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o  Provide the following information:
   o  Your account number
   o  Exact name(s) in which the account is registered
   o  Additional form of identification
o  Redemption proceeds will be:
   o  Mailed to you OR
   o Wired to you (unless you declined wire redemption privileges on your account application) (See "By Wire")


SYSTEMATICALLY
o  Complete the systematic withdrawal section of the application
o  Attach a voided check to your application
o  Mail us your original application
o Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount that may be redeemed by wire is $5,000.


TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.


SYSTEMATIC WITHDRAWALS You may redeem a specified amount of money from your account once a month on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $250.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Fund against fraud, signatures on certain requests must have a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. The transfer agent will need written instructions signed by all registered shareholders, with a signature guarantee for each shareholder, for any of the following:

    o     Written requests to redeem $100,000 or more

    o     Changes to a shareholder's record name

    o     Redemptions   from  an  account  for  which  the  address  or  account
          registration has changed within the last 30 days

    o Sending redemption and distribution proceeds to any person, address or financial institution account, not on record

    o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account


    o Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account


The transfer agent reserves the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS If the value of your account falls below $1,000 ($500 for IRAs), the Fund may ask you to increase your balance. If the account value is still below $1,000 ($500 for IRAs) after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below these amounts solely as a result of a reduction in your account's market value.

REDEMPTIONS IN KIND The Fund reserves the right to pay redemption proceeds in portfolio securities rather than in cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect the Fund's operations (for example, if it represents more than 1% of the Fund's assets).

REDEMPTION FEE If you redeem your shares within 60 days of purchase, you will be charged a 2.00% redemption fee. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate the redemption fees, the Fund will use the first-in, first-out (FIFO) method to determine the holding period. Under this method, the date of the redemption will be compared with the earliest purchase date of shares in the account. The Fund reserves the right to modify the terms or terminate the fee at any time.


LOST ACCOUNTS The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the transfer agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.


EXCHANGE PRIVILEGES


You may exchange your shares of the Fund for shares of certain other funds by mail or telephone unless you declined telephone redemption privileges on your account application. Not all funds available for exchange may be available for purchase in your state. Check with the transfer agent regarding funds available for exchange in your state. An exchange is a sale and purchase of shares and may have tax consequences. If you exchange into a fund that imposes a sales charge, you will have to pay that fund's sales charge at the time of exchange. If you exchange your shares within 60 days of purchase, you will be charged a 2.00% redemption fee.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). There is currently no limit on exchanges but the Fund reserves the right to limit exchanges. You may exchange your shares by mail or by telephone, unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

                                 HOW TO EXCHANGE
BY MAIL
o  Prepare a written request including:
   o  Your name(s) and signature(s)
   o  Your account number
   o  The names of each fund you are exchanging
   o  The dollar amount or number of shares you want to sell (and exchange)
o Open a new account and complete an account application if you are requesting different shareholder privileges
o  Obtain a signature guarantee, if required
o  Mail us your request and documentation

BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o  Provide the following information:
   o  Your account number
   o  Exact name(s) in which account is registered
   o  Additional form of identification

RETIREMENT ACCOUNTS

The Fund offers IRA accounts, including traditional and Roth IRAs. The Fund may also be appropriate for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year in which the contribution is made.

OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS


The Fund declares distributes from net investment income and pays those distributions quarterly. Any net capital gain realized by the Fund will be distributed at least annually.


All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

The Fund generally operates in a manner such that it will not be liable for Federal income or excise taxes.

You will generally be taxed on the Fund's distributions, regardless of whether you reinvest them or receive them in cash. The Fund's distributions of net investment income (including short-term capital gain) are taxable to you as ordinary income. The Fund's distributions of long-term capital gain, if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Generally, the Fund's distributions will consist primarily of long-term capital gain. Distributions may also be subject to state and local taxes.

A portion of the Fund's distributions may be treated as "qualified dividend income," taxable to individuals at a maximum Federal tax rate of 15% (5% for individuals in lower tax brackets). A distribution is treated as qualified dividend income to the extent that the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met.

Distributions of capital gain and distributions of net investment income reduce the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. You will recognize a gain or loss on such transactions equal to the difference, if any, between the amount of your net sales proceeds and your tax basis in the Fund shares. Such gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange.

The Fund may be required to withhold Federal income tax at the Federal backup withholding rate on all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your Federal income tax liability.

The Fund will mail you reports containing information about the income tax status of distributions paid during the year after December 31 of each year. For further information about the tax effects of investing in the Fund, including state and local tax matters, please see the SAI and consult your tax adviser.


ORGANIZATION

The Trust is a Delaware statutory trust. The Fund does not expect to hold shareholders' meetings unless required by Federal or Delaware law. Shareholders of each series of the Trust are entitled to vote at shareholders' meetings unless a matter relates only to specific series (such as approval of an advisory agreement for the Fund). From time to time, large shareholders may control the Fund or the Trust.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Financial highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

        JORDAN OPPORTUNITY FUND

        FOR MORE INFORMATION
        The following documents are available free upon request:

        ANNUAL/SEMI-ANNUAL REPORTS
        Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders.

        STATEMENT OF ADDITIONAL INFORMATION ("SAI")
        The SAI provides more detailed information about the Fund and is incorporated by reference, and thus is a part of, this Prospectus.

        CONTACTING THE FUND
        You can get free copies of the annual/semi-annual reports (when available), the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

                JORDAN OPPORTUNITY FUND
                P.O. BOX 446
                PORTLAND, MAINE 04112
                (800) 441-7013

        SECURITIES AND EXCHANGE COMMISSION INFORMATION
        You can also review the Fund's annual/semi-annual reports (when available), SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission ("SEC").
        Scheduled hours of operation for the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. You can get copies of this information, for a fee, by e-mailing or writing to:

                PUBLIC REFERENCE ROOM
                SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549-0102
                E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

        Free copies of the annual/semi-annual reports (when available) and the SAI are available from the SEC's Web site at www.sec.gov.




        INVESTMENT COMPANY ACT FILE NUMBER 811-3023